SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 1, 1997


               AMERICAN BIOGENETIC SCIENCES, INC.
     (Exact name of registrant as specified in its charter)


                            DELAWARE
         (State or other jurisdiction of incorporation)


             0-19041  			11-2655906
  (Commission File Number)   (IRS Employer Identification No.)


1375 Akron Street, Copiague, New York              11726
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code  516-789-2600


Not Applicable
(Former name or former address, if changed since last report)

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Item 5.Other Events

     On October 1, 1997, Paul E. Gargan, Ph.D., submitted letters indicating his intention to resign his position as President, Chief Scientific Officer and a Director of the Company to pursue another position. On the same date, the Company terminated Dr. Gargan's employment under the terms of the May 10, 1996 Employment Agreement between the Company and Dr. Gargan.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


    			  AMERICAN BIOGENETIC SCIENCES, INC.
   				  (Registrant)



  Dated: October 20, 1997	By: /s/ Josef C. Schoell
				-------------------------
				     Josef C. Schoell
				     Vice President Finance

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